EXHIBIT 99


CARCO Auto Loan Master Trust Floating Rate Auto Loan Asset Backed
Certificates, Series 1999-3 Structural and Collateral Materials









           The information contained in the attached materials is referred to as the "Information".

           The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

           The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

           The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

           Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at 212-449-3659.




                               DAIMLERCHRYSLER

                         CARCO Auto Loan Master Trust

                    U.S. AUTO RECEIVABLES COMPANY, Seller
                 CHRYSLER FINANCIAL COMPANY L.L.C., Servicer

                             Subject to Revision
                       Term Sheet dated July 13, 1999.

Issuer...........................  CARCO Auto Loan Master Trust (the
                                   "Trust").

Seller...........................  U.S. Auto Receivables Company ("USA" or
                                   the "Seller").

Servicer.........................  Chrysler Financial Company L.L.C. ("CFC"
                                   or the "Servicer"), a wholly owned
                                   subsidiary of DaimlerChrysler Corporation
                                   ("DaimlerChrysler").

Trustee..........................  The Bank of New York (the "Trustee").

Title of Securities..............  $1,000,000,000 Floating Rate Auto Loan
                                   Asset Backed Certificates, Series 1999-3
                                   (the "Series 1999-3 Certificates").

The Series 1999-3 Invested
   Amount........................  The aggregate Series 1999-3 Invested
                                   Amount is expected to be $1,000,000,000 on the Series Issuance Date (based on information as of the Series Cut-Off Date) and represents the principal amount of the Series 1999-3 Certificates invested in Receivables as of the Series Issuance Date. The Invested Amount is subject to decrease to the extent funds are deposited in the Excess Funding Account and, subsequently, to increase to the extent amounts are withdrawn from the Excess Funding Account and paid to the Seller. The Invested Amount is also subject to reduction during the Series 1999-3 Accumulation Period and any Early Amortization Period and at such other times as deposits are made to the Excess Funding Account in connection with the payment of Receivables

                                   The Trust's assets that are allocated to Series 1999-3 are referred to herein as the "Series 1999-3 Certificateholders' Interest".

Interest.........................  Interest on the principal balance of the
                                   Series 1999-3 Certificates will accrue at the Series 1999-3 Certificate Rate and will be payable to Series 1999-3 Certificateholders on the fifteenth day of each month (or, if such day is not a business day, on the next succeeding business day) (each, a "Distribution Date"), commencing August 16, 1999. Interest will accrue for the period from and including the most recent Distribution Date to but excluding the next succeeding Distribution Date (each an "Interest Period"), except that the first Interest Period will be the period from and including the Series Issuance Date to but excluding the August 1999 Distribution Date. Interest for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date, together with, to the extent permitted by applicable law, interest on such amount at the applicable Series 1999-3 Certificate Rate calculated on the basis of the Index. The Series 1999-3 Certificate Rate for each Interest Period will be determined on the second day that is both a business day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed preceding the first day of such Interest Period. The Series 1999-3 Certificate Rate will equal one-month LIBOR (the "Index") for the applicable Interest Period, plus [ ]%; provided that, if the Series 1999-3 Certificate Rate for any Distribution Date calculated on the basis of the Index is greater than a rate based primarily on Interest Collections on the Receivables and earnings on certain Trust accounts (the "Assets Receivables Rate"), then the Series 1999-3 Certificate Rate for such Distribution Date will be the Assets Receivables Rate. If the Series 1999-3 Certificate Rate for any Distribution Date is based on the Assets Receivables Rate, the excess of (a) the amount of interest on the Series 1999-3 Certificates that would have accrued in respect of the related Interest Period had interest been calculated based on the Index, over
                                   (b) the amount of interest on the Series
                                   1999-3 Certificates actually accrued in
                                   respect of such Interest Period based on the Assets Receivables Rate (such excess, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon calculated on the basis of the Index), is referred to as a "Carry-over Amount") will be paid on such Distribution Date from amounts on deposit in the Yield Supplement Account and, if such amounts are depleted, to the extent funds are allocated and available therefor after making all required distributions and deposits with respect to the Series 1999-3 Certificates, including payments with respect to principal (including payments to the Excess Funding Account), interest on the Series 1999-3 Certificates ("Monthly Interest"), the monthly servicing fee (the "Monthly Servicing Fee"), the Reserve Fund Deposit Amount and the investor default amount (the "Investor Default Amount"). In addition, any Carry-over Amount outstanding on the final payment date with respect to the Series 1999-3 Certificates (the "Series 1999-3 Final Payment Date"), after making the distributions described in the preceding sentence, will be paid on such date from (i) certain amounts on deposit in the Reserve Fund and (ii) certain collections allocable to the Seller on deposit in the Collection Account on such date. Interest will be calculated on the basis of the actual number of days in each Interest Period divided by 360.

Yield Supplement Account.........  On the Series Issuance Date, the Seller
                                   will deposit $4,000,000 (0.40% of the
                                   principal balance of the Series 1999-3
                                   Certificates) in a trust account which
                                   will be established by the Seller with the Trustee (the "Yield Supplement Account"). The Yield Supplement Account for any Distribution Date will equal 0.40% of the outstanding principal balance of the Series 1999-3 Certificates for such Distribution Date (after giving effect to any change therein on such Distribution
                                   Date). The Yield Supplement Account will be funded, from time to time, by the deposit thereto of certain amounts otherwise distributable to the Seller.

Reserve Fund.....................  The "Reserve Fund" will be a trust account established and maintained in the name of the Trustee for the benefit of the Series 1999-3 Certificateholders. On the Series Issuance Date, the Seller will deposit $3,500,000 (0.35% of the principal balance of the Series 1999-3 Certificates) into the Reserve Fund. The "Reserve Fund Required Amount" for any Distribution Date will equal 0.35% of the outstanding principal balance of the Series 1999-3 Certificates for such Distribution Date (after giving effect to any change therein on such Distribution Date). The "Reserve Fund Deposit Amount" is the amount, if any, by which the Reserve Fund Required Amount exceeds the amount on deposit in the Reserve Fund. Funds in the Reserve Fund will be invested in investments that will mature on or prior to the next Distribution Date. Amounts on deposit in the Reserve Fund will be available to pay Monthly Interest, the Monthly Servicing Fee and Investor Default Amounts.

Series 1999-3 Expected Payment
   Date..........................  July 15, 2002.

Excess Funding Account...........  Except as provided below, the Excess
                                   Funded Amount (the amount, if any, of the Series 1999-3 Certificates not invested in Receivables) will be maintained in a trust account established with the Trustee (the "Excess Funding Account").

                                   Upon (a) the commencement of any Early
                                   Amortization Period and (b) the January
                                   2002 Distribution Date, some or all of
                                   funds on deposit in the Excess Funding
                                   Account will be distributed to the Series
                                   1999-3 Certificateholders or deposited in the Principal Funding Account.

Series 1999-3 Accumulation Period  Unless an Early Amortization Event that is not cured or waived shall have occurred, the Series 1999-3 Certificates will have a Series 1999-3 Accumulation Period of one, two, three, four or five month(s) long as described in the following paragraph. During the Series 1999-3 Accumulation Period, Principal Collections and certain other amounts allocable to the Series 1999-3 Certificateholders' Interest will be deposited on each Distribution Date in a trust account established for the benefit of the Series 1999-3 Certificateholders (the "Principal Funding Account") and used to make principal distributions to the Series 1999-3 Certificateholders when due.

                                   On the January 2002 Distribution Date and each Distribution Date thereafter that occurs prior to the Series 1999-3 Accumulation Period Commencement Date, the Servicer shall calculate the Series 1999-3 Accumulation Period Length. The "Series 1999-3 Accumulation Period Length" will be calculated on each such date as the lesser of (i) the number of full Collection Periods between such Distribution Date and the Series 1999-3 Expected Payment Date and (ii) the product, rounded upwards to the nearest integer not greater than five, of (a) one divided by the lowest Monthly Payment Rate on the Receivables during the last 12 months and (b) a fraction, the numerator of which is the sum of (i) the Invested Amount as of such Distribution Date (after giving effect to all changes therein on such date) and (ii) the invested amounts of all other Series (excluding certain Series) currently in their amortization or accumulation periods or expected to be in their amortization or accumulation periods by the Series 1999-3 Expected Payment Date and the denominator of which is the sum of the Series 1999-3 Invested Amount and the invested amounts as of such Distribution Date (after giving effect to all changes therein on such date) of all other outstanding Series
                                   (excluding certain Series) which are
                                   expected to be outstanding on the Series
                                   1999-3 Expected Payment Date. The Series
                                   1999-3 Accumulation Period Commencement
                                   Date (which will be the first day of a
                                   Collection Period) will occur when the
                                   number of full Collection Periods
                                   remaining until the Series 1999-3 Expected
                                   Payment Date first
                                   equals the Series 1999-3 Accumulation
                                   Period Length as calculated above. If the Series 1999-3 Accumulation Period Length is one month, two months, three months, four months or five months in length, the "Series 1999-3 Accumulation Period Commencement Date" shall be the first day of the June 2002 Collection Period, the May 2002 Collection Period, the April 2002 Collection Period, the March 2002 Collection Period or the February 2002 Collection Period, respectively. In addition, if at any time after the January 2002 Distribution Date, any other outstanding Series (excluding certain Series) shall have entered into a reinvestment period or an early amortization period, the Series 1999-3 Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series shall have entered into its reinvestment period or early amortization period and (ii) the Series 1999-3 Accumulation Period Commencement Date as previously determined.

                                   The effect of the calculation described
                                   above is to permit the reduction of the
                                   length of the Series 1999-3 Accumulation
                                   Period based on the invested amounts of
                                   certain other Series which are scheduled to be in their revolving periods during the Series 1999-3 Accumulation Period and on increases in the principal payment rate, which, if continued, would result in a shorter Series 1999-3 Accumulation Period.

Early Amortization Period........  The Series 1999-3 Certificates will have an Early Amortization Period if an Early
                                   Amortization Event occurs. During an Early
                                   Amortization Period with respect to Series
                                   1999-3, Principal Collections and certain other amounts allocable to the Series 1999-3 Certificateholders' Interest will be distributed to the Series 1999-3 Certificateholders monthly on each Distribution Date beginning with the Distribution Date following the Collection Period in which such Early Amortization Period commences.

                                   The Seller is required to add Receivables to the Trust to maintain the principal balance of

                                   Receivables in the Trust at a specified
                                   level. The failure of the Seller to add
                                   Receivables when required will result in the occurrence of an Early Amortization Event. However, if no other Early Amortization Event has occurred, the Early Amortization Period resulting from such failure will terminate and the Series 1999-3 Revolving Period will recommence when the Seller would no longer be required to add Receivables to the Trust, so long as the scheduled termination date of such Revolving Period has not occurred.

                                   Notwithstanding the foregoing, in the
                                   event of the occurrence of certain Early
                                   Amortization Events, provided that the
                                   scheduled termination date of the Series
                                   1999-3 Revolving Period has not occurred, such Revolving Period may recommence following receipt of (i) written confirmation from each rating agency rating the Series 1999-3 Certificates (each, a "Rating Agency") (other than Moody's) that such Rating Agency's rating of the Series 1999-3 Certificates will not be withdrawn or lowered as a result of such recommencement and (ii) the consent of Series 1999-3 Certificateholders holding Series 1999-3 Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Series 1999-3 Certificates to such recommencement.

Early Amortization Events........  The Early Amortization Events with respect to the Series 1999-3 Certificates will
                                   include each of the following events:

                                   1.  failure on the part of USA, the
                                       Servicer or CFC (i) to make any
                                       payment required by the Pooling and
                                       Servicing Agreement or the Receivables
                                       Purchase Agreement, (ii) to deliver a
                                       Distribution Date Statement required
                                       by the Pooling and Servicing
                                       Agreement, (iii) to comply with its
                                       covenant not to create any lien on a
                                       Receivable or (iv) to observe or
                                       perform in any material respect any
                                       other covenant or agreement set forth
                                       in the Pooling and Servicing Agreement
                                       or the Receivables Purchase Agreement
                                       beyond any applicable grace period;

                                   2.  any representation or warranty made by
                                       CFC, as seller of the Receivables to
                                       USA, in the Receivables Purchase
                                       Agreement or by USA in the Pooling and
                                       Servicing Agreement or any information
                                       required to be given by USA to the
                                       Trustee to identify the Accounts
                                       proves to have been incorrect in any
                                       material respect when made and
                                       continues to be incorrect in any
                                       material respect for a period of 60
                                       days after written notice and as a
                                       result the interests of the
                                       Certificateholders are materially and
                                       adversely affected; provided, however,
                                       that an Early Amortization Event shall
                                       not be deemed to occur thereunder if
                                       USA has repurchased the related
                                       Receivables or all such Receivables,
                                       if applicable, during such period in
                                       accordance with the provisions of the
                                       Pooling and Servicing Agreement;

                                   3.  the occurrence of certain events of
                                       bankruptcy, insolvency or receivership
                                       relating to CFC, DaimlerChrysler, the
                                       Trust or the Seller;

                                   4.  a failure by USA to convey Receivables
                                       in Additional Accounts to the Trust
                                       when required;

                                   5.  on any Determination Date, the
                                       Available Subordinated Amount for the
                                       next Distribution Date will be reduced
                                       to an amount less than the Required
                                       Subordinated Amount on such
                                       Determination Date after giving effect
                                       to the distributions to be made on the
                                       next Distribution Date;


                                   6.  any Service Default with respect to
                                       the Series 1999-3 Certificates occurs;

                                   7.  on any Distribution Date, as of the
                                       last day of the preceding Collection
                                       Period, the aggregate amount of
                                       Principal Receivables relating to Used
                                       Vehicles exceeds 20% of the Pool
                                       Balance on such last day;

                                   8.  on any Determination Date, the average
                                       of the Monthly Payment Rates for the
                                       three preceding Collection Periods is
                                       less than 20%;

                                   9.  any Carry-over Amount is outstanding
                                       on six consecutive Distribution Dates;
                                       and

                                   10. the Trust or USA becomes an investment
                                       company within the meaning of the
                                       Investment Company Act of 1940, as
                                       amended.

Subordination of the Seller's
   Interest......................  If the Interest Collections, Investment
                                   Proceeds, certain amounts in the Reserve
                                   Fund, certain amounts on deposit in the
                                   Yield Supplement Account and certain other amounts allocable to the Series 1999-3 Certificateholders for any Collection Period are not sufficient to cover the interest payable with respect to the Series 1999-3 Certificates on the next Distribution Date (plus any overdue interest and interest thereon), the Monthly Servicing Fee for such Distribution Date, any Investor Default Amount for such Distribution Date and certain other amounts, the Available Subordinated Amount will be applied to make up such deficiency.

                                   The "Available Subordinated Amount" for a
                                   Determination Date is equal to (a) the
                                   lesser of (i) the Available Subordinated
                                   Amount for the preceding Determination
                                   Date, minus, with certain limitations, the Draw Amount for such preceding Determination Date, minus funds from the Reserve Fund applied to cover any portion of the Investor Default Amount, plus the excess, if any, of the Required Subordinated Amount for such Determination Date over the Required Subordinated Amount for the immediately preceding
                                   Determination Date due to an increase in the Subordination Factor, plus the amount of Excess Servicing available to be paid to the Seller and (ii) the product of the fractional equivalent of the Subordinated Percentage and the Invested Amount minus
                                   (b) in the case of clause (a)(i), the
                                   Incremental Subordinated Amount for such preceding Determination Date, plus (c) the Incremental Subordinated Amount for the current Determination Date, plus
                                   (d) the Subordinated Percentage of funds to be withdrawn from the Excess Funding Account on the succeeding Distribution Date and paid to the Seller or allocated to one or more Series; provided, however,
                                   (x) that, from and after the commencement of the Series 1999-3 Accumulation Period until the Series 1999-3 Certificates are paid in full and (y) from and after the commencement of any Early Amortization Period that is not terminated as described herein until the payment in full of the Series 1999-3 Certificates, the Available Subordinated Amount shall be calculated based on the Invested Amount as of the close of business on the day preceding such Series 1999-3 Accumulation Period or Early Amortization Period, as applicable. The Available Subordinated Amount for the first Determination Date is equal to the Required Subordinated Amount. The "Required Subordinated Amount" shall mean, as of any date of determination, the sum of (a) the product of the initial Subordinated Percentage, as adjusted from time to time other than as a result of an increase therein at the option of the Seller, and the Invested Amount and (b) the Incremental Subordinated Amount.

                                   The "Incremental Subordinated Amount" on any Determination Date will equal the result obtained by multiplying (a) a fraction, the numerator of which is the sum of the Invested Amount on the last day of the immediately preceding Collection Period and the Available Subordinated Amount for such Determination Date (calculated without adding the Incremental Subordinated Amount for such Determination Date as described in clause (c) above), and the denominator of which is the Pool Balance on such last day by (b) the excess, if any, of (x) the sum of the Overconcentration Amount, the Installment Balance Amount and the aggregate amount of Ineligible Receivables on such Determination Date over (y) the aggregate amount of Ineligible Receivables, Receivables in Accounts containing Dealer Overconcentrations and Receivables in Installment Balances, in each case that became

                                   Defaulted Receivables during the preceding
                                   Collection Period and are not subject to reassignment from the Trust, unless certain insolvency events relating to the Seller or CFC have occurred.

                                   The "Subordinated Percentage" will
                                   initially equal the percentage equivalent of a fraction, the numerator of which is the Subordination Factor and the denominator of which will be the excess of 100% over the Subordination Factor. The Subordination Factor will initially be 10%, but will be subject to increase to 11% in the event that the rating of CFC's long-term unsecured debt is lowered below BBB- by Standard & Poor's or withdrawn by Standard & Poor's, unless the Seller receives written confirmation from Standard & Poor's that the failure to so increase the Subordination Factor would not result in such Rating Agency lowering or withdrawing its rating of the Series 1999-3 Certificates. The Seller may, in its sole discretion, increase at any time the Available Subordinated Amount for so long as the cumulative amount of such discretionary increases does not exceed the lesser of (i) $11,111,111 or (ii) 1.11% of the Invested Amount. The Seller is not under any obligation to increase the Available Subordinated Amount at any time, except as described herein. If the Available Subordinated Amount were reduced to less than the Required Subordinated Amount, an Early Amortization Event would occur. The Seller could elect to increase the Available Subordinated Amount at the time such an Early Amortization Event would otherwise occur, thus preventing or delaying the occurrence of the Early Amortization Event.

Required Participation
   Percentage....................  Required Participation Percentage" shall mean, with respect to Series 1999-3, 103%;
                                   provided, however, that if the aggregate amount of Principal Receivables due from any Dealer or group of affiliated Dealers at the close of business on the last day of any Collection Period with respect to which such determination is being made is greater than 1.5% of the Pool Balance on such last day, the Required Participation Percentage shall mean, as of such last day and with respect to such Collection Period and the immediately following Collection Period only, 104%; provided, further, that the Seller may, upon ten days' prior notice to the Trustee and the Rating Agencies reduce the Required Participation Percentage to not less than 100%, so long as the Rating Agencies shall not have notified the Seller or the Servicer that any such reduction will result in a reduction or withdrawal of the rating of the Series 1999-3 Certificates or any other outstanding Series or Class of Certificates.

Other Series Issuances...........  As of the date hereof, nine other Series issued by the Trust are outstanding.

Allocations......................  Interest Collections, Principal
                                   Collections and Defaulted Receivables
                                   allocated to Series 1999-3 will be further allocated between the Series 1999-3 Certificateholders' Interest and the Seller's Interest as described below.

                                   Interest Collections and Defaulted
                                   Receivables allocated to Series 1999-3
                                   will be allocated at all times to the
                                   Series 1999-3 Certificateholders' Interest based on the Floating Allocation Percentage applicable during the related Collection Period. The Floating Allocation Percentage for any Collection Period is the percentage obtained by dividing the Invested Amount on the last day of the immediately preceding Collection Period by the product of (x) the Pool Balance on the last day of the immediately preceding Collection Period and (y) the Series Allocation Percentage for the Collection Period in respect of which the Floating Allocation Percentage is being calculated. Principal Collections allocated to Series 1999-3 will be allocated to the Series 1999-3 Certificateholders' Interest based on the Floating Allocation Percentage during any period (a "Nonprincipal Period") that is not the Series 1999-3 Accumulation Period or an Early Amortization Period and based on the Principal

                                   Allocation Percentage during the Series
                                   1999-3 Accumulation Period and any Early
                                   Amortization Period. "Principal Allocation
                                   Percentage" for any Collection Period
                                   generally means the percentage equivalent
                                   (which shall never exceed 100%) of a
                                   fraction, the numerator of which is the
                                   Invested Amount as of the last day of the Series 1999-3 Revolving Period, if such last day has occurred or, if such last day has not occurred, as of the last day of the immediately preceding Collection Period or, after the Series 1999-3 Certificates have been paid in full, zero and the denominator of which is the product of (x) the Pool Balance as of such last day and (y) the Series Allocation Percentage for the Collection Period in respect of which the Principal Allocation Percentage is being calculated.

Excess Principal Collections.....  Principal Collections otherwise allocable to other Series, to the extent such
                                   collections are not needed to make
                                   payments to or deposits for the benefit of the Certificateholders of such other Series, will be applied to cover principal payments due to or for the benefit of the holders of the Series 1999-3 Certificates and of other Series of Certificates entitled thereto.


Registration of Series 1999-3
    Certificates ................  The Series 1999-3 Certificates will initially be represented by one or more
                                   Certificates registered in the name of
                                   Cede & Co., as the nominee of The
                                   Depository Trust Company ("DTC"). No
                                   person acquiring an interest in the Series
                                   1999-3 Certificates will be entitled to
                                   receive a definitive certificate
                                   representing such person's interest except under certain limited circumstances. Series 1999-3 Certificateholders may only hold their Series 1999-3 Certificates through DTC. Series 1999-3 Certificates may not be held through Cedelbank or the Euroclear System.


Servicing Fee Rate ..............  1.0% or, if the Monthly Servicing Fee has
                                   been waived, 0.0% for the Distribution
                                   Date in respect
                                   of which the Monthly Servicing Fee has
                                   been waived.


Optional Repurchase .............  The Series 1999-3 Certificateholders'
                                   Interest will be subject to optional
                                   repurchase by the Servicer on any
                                   Distribution Date after the Invested
                                   Amount is reduced to an amount less than or equal to $100,000,000 (10% of the initial outstanding principal amount of
                                   the Series 1999-3 Certificates). The
                                   purchase price will equal the sum of (i) the Invested Amount on the Determination Date preceding the Distribution Date on which the purchase is scheduled to be made, (ii) accrued and unpaid interest on the Series 1999-3 Certificates at the applicable Series 1999-3 Certificate Rate (together with interest on overdue interest) and (iii) any outstanding Carry-over Amount.


Series 1999-3 Termination Date...  July 15, 2004.

ERISA Considerations ............  Series 1999-3 Certificates may be eligible for purchase by employee benefit plans.

Certificate Ratings .............  It is a condition to the issuance of the
                                   Series 1999-3 Certificates that they be
                                   rated in the highest long-term rating
                                   category by at least one nationally
                                   recognized rating agency. A security
                                   rating is not a recommendation to buy,
                                   sell or hold securities and is subject to revision or withdrawal in the future by the assigning rating agency.

Series Issuance Date ............ July 22, 1999.

Series Cut-Off Date ............. June 30, 1999.

                   THE DEALER FLOORPLAN FINANCING BUSINESS

           The Receivables sold to the Trust by the Seller pursuant to a Pooling and Servicing Agreement among USA, CFC and the Trustee (the "Pooling and Servicing Agreement") were or will be selected from extensions of credit and advances made by DaimlerChrysler, directly or as successor to Chrysler Corporation ("Chrysler"), and CFC, directly or as successor to Chrysler Financial Corporation or Chrysler Credit Corporation ("CCC"), to approximately 3,200 domestic motor vehicle dealers to finance their automobile and light duty truck inventory. CFC, directly or as successor to Chrysler Financial Corporation or CCC, financed 56.5% of the total number of all DaimlerChrysler franchised dealers as of March 31, 1999. Furthermore, CFC, directly or as successor to Chrysler Financial Corporation or CCC, has extended credit lines to 1,176 DaimlerChrysler-franchised dealers that also operate non-DaimlerChrysler franchises (representing approximately 41% of the aggregate credit lines of dealers in the U.S. Wholesale Portfolio as of March 31, 1999) and 422 non-DaimlerChrysler dealers (representing approximately 15% of such aggregate credit lines). As of March 31, 1999, the balance of Principal Receivables in the accounts of dealers serviced by CFC (the "U.S. Wholesale Portfolio") was approximately $10.2 billion. CFC currently services the U.S. Wholesale Portfolio through its Southfield Support office and through a network of 25 zone offices located throughout the United States.

           As of March 31, 1999, the average credit lines per dealer in the U.S. Wholesale Portfolio for new and used vehicles (which includes Auction Vehicles) were $3.45 million and $0.47 million, respectively, and the average balance of principal receivables per dealer was $3.20 million. As of March 31, 1999, the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 81.5%.

           The following table sets forth the percentages of dealer account balances by year of credit line origination for the U.S. Wholesale Portfolio.


                        Portfolio Percentages by Year
                          of Credit Line Origination
                             As of March 31, 1999

                                                                     Prior to
1999      1998      1997      1996      1995      1994      1993       1993
----      ----      ----      ----      ----      ----      ----      -----
1.74%     8.60%     6.89%     5.58%     6.90%     3.55%     6.56%     60.18%


           As of March 31, 1999, the weighted average spread over the Prime Rate charged to dealers in the U.S. Wholesale Portfolio was approximately 0.79%.

           Used Vehicles (which excludes Auction Vehicles) represented approximately 3.47% of the aggregate principal amount of receivables in the U.S. Wholesale Portfolio as of March 31, 1999. As of March 31, 1999, Used Vehicles represented approximately 3.64% of the aggregate principal amount of Receivables in the Trust (including Excluded Receivables).

           The following table provides the percentage of dealers in the U.S. Wholesale Portfolio that were subject to finance hold.

                           Finance Hold Experience
                              As of December 31,

                              1998   1997   1996   1995   1994   1993   1992   1991   1990   1989
                              ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Percentage of Dealers  ....   0.9%   2.1%   1.1%   1.8%   1.6%   3.2%   6.8%   9.4%   6.8%   4.6%

           The following table provides the number and percentage of dealers in Dealer Trouble Status in the U.S. Wholesale Portfolio as of the dates indicated.

                          Dealer Trouble Experience


                              As of
                            March 31,                        As of December 31,
                            ---------   ------------------------------------------------------------
                              1999      1998   1997   1996   1995   1994   1993   1992   1991   1990
                              ----      ----   ----   ----   ----   ----   ----   ----   ----   ----
Number of Dealers  ......       29       21     24     20      6     12     21     56    100    129
Percentage of Dealers ...      0.9%     0.7%   0.7%   0.6%   0.2%   0.3%   0.6%   1.8%   3.1%   4.2%


                                 THE ACCOUNTS

           As of March 31, 1999, with respect to the Accounts in the Trust:
(a) there were approximately 2,900 Accounts and the Principal Receivables balance was approximately $9.2 billion; (b) the average credit lines per Dealer for new and used vehicles (which include Auction Vehicles) were approximately $3.31 million and $0.49 million, respectively, and the average balance of Principal Receivables per Dealer was approximately $3.18 million; and (c) the aggregate total Receivables balance as a percentage of the aggregate total credit line was approximately 83.5%. Unless otherwise indicated, the statistics included in this paragraph, in the table below and under " - Geographic Distribution" with respect to the Accounts and the Receivables in the Trust give effect to approximately $11.9 million of principal receivables balances with respect to certain Dealers (the "Excluded Receivables" and the "Excluded Dealers", respectively) that are in voluntary or involuntary bankruptcy proceedings or voluntary or involuntary liquidation or that, subject to certain limitations, are being voluntarily removed by the Seller (or the Servicer on its behalf) from the Trust. A portion of such principal receivables was created after such Dealers entered into such status or were designated by the Seller (or the Servicer on its behalf) for removal from the Trust and, as a result thereof, are owned by CFC and not the Trust. Principal receivables balances created prior to such Dealers entering into such status or being designated for removal from the Trust are included in the Principal Receivables balance.

           The following table sets forth the percentages of dealer account balances by year of credit line origination for the accounts in the Trust.

                        Portfolio Percentages by Year
                          of Credit Line Origination
                             As of March 31, 1999

                                                                     Prior to
1999      1998      1997      1996      1995      1994      1993       1993
----      ----      ----      ----      ----      ----      ----      -----
0.00%     5.00%     7.07%     5.89%     6.00%     3.84%     7.17%     65.03%

           As of March 31, 1999, the weighted average spread over the Prime Rate charged to Dealers was approximately 0.78%.


Loss Experience

           The following tables set forth the average Principal Receivables balance and loss experience for each of the periods shown on the U.S. Wholesale Portfolio. Because the eligible Accounts in the Trust (the "Eligible Accounts") will be only a portion of the entire U.S. Wholesale Portfolio, actual loss experience with respect to the Eligible Accounts may be different. There can be no assurance that the loss experience for the Receivables in the future will be similar to the historical experience set forth below with respect to the U.S. Wholesale Portfolio. In addition, the historical experience set forth below reflects financial assistance provided by DaimlerChrysler or Chrysler to DaimlerChrysler-franchised dealers. If DaimlerChrysler is not able to or elects not to provide such assistance, the loss experience in respect of the U.S. Wholesale Portfolio may be adversely affected.

               Loss Experience for the U.S. Wholesale Portfolio

                                                         Three Month
                                                        Ended March 31,              Year Ended December 31,
                                                        ---------------   ------------------------------------------
                                                         1999     1998     1998     1997     1996     1995     1994
                                                         ----     ----     ----     ----     ----     ----     ----
                                                                            (Dollars in millions)
Average Principal Receivables Balance(1) ............   $9,791   $9,530   $9,236   $8,877   $8,825   $8,256   $6,754
Net Losses/(Net Recoveries)(2) ......................   $   (0)  $   (0)  $   11   $    4   $   (0)  $   (1)  $   (1)
Net Losses/(Net Recoveries) as a Percent of
  Liquidations ......................................   (0.001)% (0.000)%  0.020%   0.007%  (0.000)% (0.002)% (0.003)%
Net Losses/(Net Recoveries) as a Percent of Average
  Principal Receivables Balance .....................    (0.00)%  (0.00)%   0.12%    0.04%   (0.00)%  (0.01)%  (0.01)%

                                     17


         Loss Experience for the U.S. Wholesale Portfolio (Continued)

                                                                           Year Ended December 31,
                                                        ------------------------------------------------------------
                                                         1993     1992     1991     1990     1989     1988     1987
                                                         ----     ----     ----     ----     ----     ----     ----
                                                                            (Dollars in millions)
Average Principal
  Receivables Balance(1) ............................   $6,271   $5,344   $4,826   $4,726   $4,933   $4,129   $3,787
Net Losses/(Net Recoveries)(2) ......................   $   12   $   26   $   36   $   23   $   13   $    3   $    2
Net Losses/(Net Recoveries) as a Percent of
  Liquidations ......................................    0.035%   0.098%   0.163%   0.117%   0.060%   0.015%   0.015%
Net Losses/(Net Recoveries) as a Percent of Average
  Principal Receivables Balance .....................     0.19%    0.49%    0.75%    0.49%    0.26%    0.07%    0.06%
                                                                       Year Ended December 31,
                                                        ----------------------------------------------------
                                                         1986     1985      1984     1983     1982     1981
                                                         ----     ----      ----     ----     ----     ----
                                                                       (Dollars in millions)
Average Principal Receivables Balance(1) ............   $2,991   $2,532   $ 2,098   $1,461   $1,451   $1,390
Net Losses/(Net Recoveries)(2) ......................   $    3   $    1   $    (2)  $    2   $   14   $   12
Net Losses/(Net Recoveries) as a Percent of
  Liquidations ......................................    0.023%   0.004%   (0.019)%  0.023%   0.239%   0.225%
Net Losses/(Net Recoveries) as a Percent of Average
  Principal Receivables Balance .....................     0.10%    0.02%    (0.09)%   0.12%    0.95%    0.85%

----------------
(1) Average Principal Receivables Balance is the average of the month-end principal balances for the thirteen months ending on the last day of the period, except for the three months ended March 31, 1999 and 1998 which are based on a four-month average.

(2) Net losses in any period are gross losses less recoveries for such period.

(3) Percentages for the three months ended March 31, 1999 and 1998 are expressed on an annualized basis.


                                     18



Aging Experience

           The following table provides the age distribution of vehicle inventory for all dealers in the U.S. Wholesale Portfolio, as a percentage of total principal outstanding at the date indicated. Because the Eligible Accounts will only be a portion of the entire U.S. Wholesale Portfolio, actual age distribution with respect to the Eligible Accounts may be different.

              Age Distribution for the U.S. Wholesale Portfolio

                        As of                                As of
                      March 31,                           December 31,
                     -----------     -----------------------------------------------------
       Days          1999   1998     1998   1997   1996   1995   1994   1993   1992   1991
       ----          ----   ----     ----   ----   ----   ----   ----   ----   ----   ----
1-120  ...........   77.5%  76.0%    81.7%  80.1%  80.4%  82.2%  82.5%  82.4%  77.2%  75.9%
121-180  .........   11.5   12.1     11.0   10.8   10.0    9.3   10.1    9.6   13.8   12.9
181-270  .........    8.6    8.4      4.1    4.2    5.0    3.8    4.0    4.6    4.8    4.8
over 270  ........    2.4    3.5      3.2    4.9    4.6    4.7    3.4    3.4    4.2    6.4


Geographic Distribution

           The following table provides the geographic distribution of the vehicle inventory for all dealers in the Trust on the basis of receivables outstanding and the number of dealers generating such portfolio.

               Geographic Distribution of Accounts in the Trust
                             As of March 31, 1999

                                           Percentage of                        Percentage of
                        Receivables         Receivables       Total Number of     Number of
                      Outstanding (2)    Outstanding (2)(4)     Dealers (3)     Dealers (3)(4)
                      ---------------    ------------------   ---------------   --------------
California  ......   $  760,753,484.34           8.27%               187              6.46%
Texas  ...........      713,712,898.95           7.76                182              6.29
New York  ........      608,293,420.41           6.62                186              6.43
Illinois  ........      562,401,684.93           6.12                159              5.49
New Jersey  ......      516,055,330.99           5.61                133              4.60
Florida  .........      507,894,691.03           5.52                110              3.80
Michigan  ........      496,898,658.11           5.40                134              4.63
Other(1)  ........    5,029,548,335.12          54.70              1,803             62.30
                     -----------------         ------              -----            ------
Total  ...........   $9,195,558,503.88         100.00%             2,894            100.00%
                     =================         ======              =====            ======

----------------
(1) No other state includes more than 5% of the outstanding Receivables.

(2) Includes Excluded Receivables.

(3) Includes Excluded Dealers.

(4) May not add to 100.00% due to rounding.

                                     19



                MATURITY AND PRINCIPAL PAYMENT CONSIDERATIONS

           Principal with respect to the Series 1999-3 Certificates will be payable if an Early Amortization Period that is not terminated has commenced. Full amortization of the Series 1999-3 Certificates by the July 2002 Distribution Date (the "Series 1999-3 Expected Payment Date") depends on, among other things, repayment by Dealers of the Receivables and may not occur if Dealer payments are insufficient therefor. Because the Receivables generally are paid upon retail sale of the underlying Vehicle, the timing of such payments is uncertain. In addition, there is no assurance that CFC will generate additional Receivables under the Accounts or that any particular pattern of Dealer payments will occur. In addition, the shorter the Series 1999-3 Accumulation Period Length the greater the likelihood that payment of the Series 1999-3 Certificates in full by the Series 1999-3 Expected Payment Date will be dependent on the reallocation of Principal Collections which are initially allocated to other outstanding Series. If one or more other Series from which Principal Collections are expected to be available to be reallocated to the payment of the Series 1999-3 Certificates enters into an early amortization period or reinvestment period after the January 2002 Distribution Date, Principal Collections allocated to such Series generally will not be available to be reallocated to make payments of principal of the Series 1999-3 Certificates and the final payment of principal of the Series 1999-3 Certificates may be later than the Series 1999-3 Expected Payment Date.

           Because an Early Amortization Event with respect to the Series 1999-3 Certificates may occur which would initiate an Early Amortization Period, the final distribution of principal on the Series 1999-3 Certificates may be made prior to the scheduled termination of the Series 1999-3 Revolving Period or prior to the Series 1999-3 Expected Payment Date.

           The amount of new Receivables generated in any month and monthly payment rates on the Receivables may vary because of seasonal variations in Vehicle sales and inventory levels, retail incentive programs provided by Vehicle manufacturers and various economic factors affecting Vehicle sales generally. The following table sets forth the highest and lowest monthly payment rates for the U.S. Wholesale Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown, in each case calculated as the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the average aggregate principal balance for such period. Monthly payment rates reflected in the table include principal credit adjustments. The monthly payment rates presented for 1981 through 1985 are calculated using quarterly data while monthly payment rates for 1986 through March of 1999 reflect actual monthly data. There can be no assurance that the rate of Principal Collections will be similar to the historical experience set forth below. Because the Eligible Accounts will be only a portion of the entire U.S. Wholesale Portfolio, historical monthly payment rates with respect to the Eligible Accounts may be different than those shown below.

                                     20




            Monthly Payment Rates for the U.S. Wholesale Portfolio

                               Three Months
                              Ended March 31,                  Year Ended December 31,
                              ---------------   -----------------------------------------------------
                               1999     1998    1998   1997   1996   1995   1994   1993   1992   1991
                               ----     ----    ----   ----   ----   ----   ----   ----   ----   ----
Highest Month  ............    57.3%    47.0%   60.8%  57.7%  58.3%  59.1%  59.7%  54.7%  50.6%  49.0%
Lowest Month  .............    45.4     42.5    42.5   41.1   43.2   36.5   34.2   35.9   34.4   30.2
Average of the Months in
  the Period  .............    50.7     44.2    50.0   48.2   49.0   45.6   50.3   46.6   41.3   38.4

                                                        Year Ended December 31,
                                  -------------------------------------------------------------------
                                  1990   1989   1988   1987   1986   1985   1984   1983   1982   1981
                                  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Highest Month .................   42.1%  41.5%  48.7%  40.3%  56.7%  45.9%  43.7%  45.9%  35.5%  34.3%
Lowest Month ..................   25.3   29.5   29.5   26.8   27.7   35.8   35.7   37.7   29.0   27.4
Average of the Months in the
  Period ......................   35.7   35.6   41.2   34.2   37.7   40.1   39.9   42.2   32.9   32.2

                                      21